                                                                    EXHIBIT 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 31, 2003 (the "Agreement") is entered into among Ardent Health Services, Inc., a Delaware corporation (the "Borrower"), each of the parties identified as "Guarantors" on the signature pages hereto (the "Guarantors"), the Lenders party hereto and Bank One, NA, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of August 19, 2003 (as amended and modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Reaffirmation. The Loan Parties acknowledge and confirm (a) that the Borrower's obligation to reimburse the L/C Issuer for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (b) that to the best of their knowledge, the Administrative Agent, the Collateral Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents to date, and (c) by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable law or any of the obligations of any Loan Party thereunder.

         2. Amendments to the Credit Agreement. Effective on December 31, 2003, the Credit Agreement is hereby amended as follows:

                  (a) The words "the Borrower" in the definition of "Intercompany Note" in Section 1.01 of the Credit Agreement are hereby deleted and replaced with the words "any Loan Party".

                  (b) The words "the Borrower" in the definition of "Intercompany Security Documents" in Section 1.01 of the Credit Agreement are hereby deleted and replaced with the words "any Loan Party".

                  (c) The definition of "Disposition" in Section 1.01 of the Credit Agreement is hereby amended by adding an additional subclause
         (ix) thereto in the appropriate numerical place to read as follows:
         "(ix) the disposition of disposable inventory in bulk to a third party which disposable inventory shall then be consigned from such third party to the Borrower or any Subsidiary for the benefit of or use by such Persons in the ordinary course of such Person's patient care operations,"

                  (d) The following new definitions are hereby added to Section
         1.01 of the Credit Agreement in the appropriate alphabetical order:


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                           "Lovelace Intercompany Loan" has the meaning set
                  forth in Section 8.02(g)(i).

                           "Quoted Rate" means, with respect to any Quoted Rate
                  Swingline Loan, the fixed or floating percentage rate per annum, if any, offered by the Swing Line Lender and accepted by the Borrower in accordance with the provisions hereof; provided that from the date that any Lender funds a participation interest in such Quoted Rate Swingline Loan, the Quoted Rate for such Quoted Rate Swingline Loan shall be a rate equal to the Base Rate plus the Applicable Margin.

                           "Quoted Rate Swing Line Loan" means any Swing Line
                  Loan that bears interest at the Quoted Rate.

                  (e) The penultimate sentence in Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

                  Each Swing Line Loan shall be a Base Rate Loan or a Quoted Rate Swing Line Loan, as the Borrower may elect.

                  (f) The second sentence in Section 2.04(b) of the Credit Agreement is hereby amended to read as follows:

                  Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, (ii) the requested borrowing date, which shall be a Business Day and
                  (iii) whether such Swing Line Loan shall be a Base Rate Loan or Quoted Rate Swing Line Loan.

                  (g) Subclause (iii) in Section 2.08(a) of the Credit Agreement is hereby amended to read as follows:

                  (iii)(A) each Swing Line Loan that is a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate, and (B) each Swing Line Loan that is a Quoted Rate Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Quoted Rate applicable thereto.

                  (h) Section 7.01(a)(i) of the Credit Agreement is hereby amended to read as follows:

                           (i) as soon as available, but in any event within
                  ninety days after the end of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and SEC requirements, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit; and



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                  (i) Section 7.01(b)(i) of the Credit Agreement is hereby
         amended to read as follows:

                           (i) as soon as available, but in any event within
                  forty-five days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders' equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP and SEC requirements, subject only to normal year-end audit adjustments and the absence of footnotes.

                  (j) Section 7.02(c) of the Credit Agreement is hereby amended to read as follows:

                           (c) within 30 days after the end of each calendar
                  month, a certificate as of the end of the immediately preceding month, substantially in the form of Exhibit K and certified by a Responsible Officer of the Borrower to be true and correct as of the date thereof (a "Borrowing Base Certificate");

                  (k) Section 7.02(d) of the Credit Agreement is hereby amended to read as follows:

                           (d) within 30 days after the end of each fiscal year
                  of the Parent, beginning with the fiscal year ending December 31, 2003, an annual business plan and budget of the Parent and its Subsidiaries containing, among other things, pro forma financial statements for each quarter of the next fiscal year and projected Consolidated Capital Expenditures (in reasonable detail) for such fiscal year.

                  (l) The penultimate sentence in the last paragraph of Section
         7.02 of the Credit Agreement is hereby amended to read as follows:

                  Notwithstanding anything contained herein, the Loan Parties shall be required to deliver the Compliance Certificates required by Section 7.02(b) either (a) directly to the Administrative Agent and each of the Lenders in the form of paper copies or (b) to the Administrative Agent and the Lenders via the IntraLinks/IntraAgency website or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third party website or whether sponsored by the Administrative Agent).

                  (m) Subclause (i) in Section 8.02(g) of the Credit Agreement is hereby amended to read as follows:

                           (i) $70,000,000 intercompany loan from any Loan Party
                  to Lovelace (the "Lovelace Intercompany Loan") (it being understood and agreed that the consideration giving rise to the Lovelace Intercompany Loan shall not be cash consideration but rather the value contributed to Lovelace pursuant to the Lovelace/Sandia Merger); provided that (A) Lovelace shall have delivered an Intercompany Note in the amount of $70 million to such Loan Party and pledged its assets to such Loan Party to secure such Intercompany Note pursuant to the Intercompany Security Documents and (B) such Loan Party shall have delivered such Intercompany Note to the Collateral Agent, executed Collateral Assignment





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                  Documents and delivered such other documentation to the
                  Collateral Agent in accordance with Section 7.14.

                  (n) The last sentence of Section 8.05 of the Credit Agreement is hereby amended to read as follows:

                  Notwithstanding the foregoing, the parties hereto agree that AHS Summit Hospital, LLC may donate the Baton Rouge Property to Health Care Services Foundation.

                  (o) Section 8.11(e) of the Credit Agreement is hereby amended to increase the amount of permitted Consolidated Capital Expenditures for the period from July 1, 2003 through December 31, 2003 from $35,000,000 to $47,000,000.

                  (p) Section 8.12(d) of the Credit Agreement is hereby amended to read as follows:

                           (d) Accept or permit to be made any principal payment
                  on (i) the Lovelace Intercompany Loan or (ii) any other intercompany loan made to an HMO Subsidiary in accordance with the terms of Section 7.12(a)(iii) and Section 8.02(g)(ii).

         3. Conditions Precedent. This Agreement shall be effective upon the receipt by the Administrative Agent of counterparts of this Agreement, duly executed by the Borrower, the Guarantors and the Required Lenders.

         4. Miscellaneous.

                  (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

                  (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                           (i) Each Loan Party has taken all necessary action to
                  authorize the execution, delivery and performance of this Agreement.

                           (ii) This Agreement has been duly executed and
                  delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order
                  of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement.



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                  (d) The Loan Parties represent and warrant to the Lenders that
         (i) the representations and warranties of the Loan Parties set forth in
         Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

                  (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                  ARDENT HEALTH SERVICES, INC.,
                           a Delaware corporation

                           By: /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Executive Vice President and Chief
                                  Financial Officer

GUARANTORS:                ARDENT HEALTH SERVICES LLC,
                           a Delaware limited liability company

                           By: /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Executive Vice President and Chief
                                  Financial Officer

                           AHS ALBUQUERQUE HOLDINGS, LLC,
                           a New Mexico limited liability company
                           AHS CUMBERLAND HOSPITAL, LLC,
                           a Virginia limited liability company
                           AHS KENTUCKY HOLDINGS, INC.,
                           a Delaware corporation
                           AHS KENTUCKY HOSPITALS, INC.,
                           a Delaware corporation
                           AHS LOUISIANA HOLDINGS, INC.,
                           a Delaware corporation
                           AHS LOUISIANA HOSPITALS, INC.,
                           a Delaware corporation
                           AHS MANAGEMENT COMPANY, INC.,
                           a Tennessee corporation
                           AHS NEW MEXICO HOLDINGS, INC.,
                           a New Mexico corporation
                           AHS SAMARITAN HOSPITAL, LLC,
                           a Kentucky limited liability company
                           AHS S.E.D. MEDICAL LABORATORIES, INC.,
                           a New Mexico corporation
                           AHS SUMMIT HOSPITAL, LLC,
                           a Delaware limited liability company
                           ARDENT MEDICAL SERVICES, INC.,
                           a Delaware corporation
                           BEHAVIORAL HEALTHCARE CORPORATION,
                           a Delaware corporation

                           By: /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Senior Vice President of each of the
                                  foregoing Guarantors



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                           BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC,
                           a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
                           BHC MEADOWS PARTNER, INC.,
                           a Delaware corporation
                           BHC MONTEVISTA HOSPITAL, INC.,
                           a Nevada corporation
                           BHC OF INDIANA, GENERAL PARTNERSHIP,
                           a Tennessee general partnership
                           BHC ALHAMBRA HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC BELMONT PINES HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC CEDAR VISTA HOSPITAL, INC.,
                           a California corporation
                           BHC COLUMBUS HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC FAIRFAX HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC FOX RUN HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC FREMONT HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC GULF COAST MANAGEMENT GROUP, INC.,
                           a Tennessee corporation
                           BHC HEALTH SERVICES OF NEVADA, INC.,
                           a Nevada corporation
                           BHC HERITAGE OAKS HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC HOSPITAL HOLDINGS, INC.,
                           a Delaware corporation
                           BHC INTERMOUNTAIN HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC LEBANON HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC MANAGEMENT HOLDINGS, INC.,
                           a Delaware corporation
                           BHC MANAGEMENT SERVICES, LLC,
                           a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF INDIANA, LLC, a Delaware limited liability company
                           BHC MANAGEMENT SERVICES OF KENTUCKY, LLC, a Delaware limited liability company

                           By: /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Senior Vice President of each of the
                                  foregoing Guarantors

                           BHC OF NORTHERN INDIANA, INC.,
                           a Tennessee corporation
                           BHC PHYSICIAN SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
                           BHC PINNACLE POINTE HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC PROPERTIES, INC.,
                           a Tennessee corporation
                           BHC SIERRA VISTA HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC STREAMWOOD HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC VALLE VISTA HOSPITAL, INC.,
                           a Tennessee corporation
                           BHC WINDSOR HOSPITAL, INC.,
                           an Ohio corporation
                           BLOOMINGTON MEADOWS, G.P.,
                           a Delaware general partnership
                           COLUMBUS HOSPITAL, LLC,
                           a Delaware limited liability company
                           INDIANA PSYCHIATRIC INSTITUTES, INC.,
                           a Delaware corporation
                           LEBANON HOSPITAL, LLC,
                           a Delaware limited liability company
                           MESILLA VALLEY GENERAL PARTNERSHIP,
                           a New Mexico general partnership
                           MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
                           NORTHERN INDIANA HOSPITAL, LLC,
                           a Delaware limited liability company
                           VALLE VISTA, LLC,
                           a Delaware limited liability company
                           WILLOW SPRINGS, LLC,
                           a Delaware limited liability company
                           AHS RESEARCH AND REVIEW, LLC,
                           a New Mexico limited liability company
                           BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company

                           By: /s/ R. Dirk Allison
                              -----------------------------------------
                           Name:  R. Dirk Allison
                           Title: Senior Vice President of each of the
                                  foregoing Guarantors

ADMINISTRATIVE
AGENT:                           BANK ONE, NA,
                                 as Administrative Agent

                                 By: /s/ Timothy K. Boyle
                                    -----------------------------------------
                                 Name: Timothy K. Boyle
                                 Title: First Vice President

LENDERS:                         BANK ONE, NA,

                                 By: /s/ Timothy K. Boyle
                                    -----------------------------------------
                                 Name: Timothy K. Boyle
                                 Title: First Vice President

                                 BANK OF AMERICA, N.A.

                                 By: /s/ Peter D. Griffith
                                    -----------------------------------------
                                 Name: Peter D. Griffith
                                 Title: Managing Director


                                 MERRILL LYNCH CAPITAL, A DIVISION OF
                                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                                 By: /s/ Luis A. Viera
                                    -----------------------------------------
                                 Name: Luis A. Viera
                                 Title: Vice President

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:
                                    -----------------------------------------
                                 Name:
                                 Title:

                                 RESIDENTIAL FUNDING CORPORATION

                                 By: /s/ Kevin Howell
                                    -----------------------------------------
                                 Name: Kevin Howell
                                 Title: SVP


                                 FLEET NATIONAL BANK

                                 By: /s/ Thomas F. Farley, Jr.
                                    -----------------------------------------
                                 Name: Thomas F. Farley, Jr.
                                 Title: Managing Director

                                 FIFTH THIRD BANK

                                 By: /s/ Sandy Hamrick
                                    -----------------------------------------
                                 Name: Sandy Hamrick
                                 Title: Managing Director